CJS Securities 2012 Investor Conference CJS Securities 2012 Investor Conference “New Ideas for the New Year” “New Ideas for the New Year” January 11, 2012 January 11, 2012 Exhibit 99.1 Exhibit 99.1

Factors affecting future performance…
Factors affecting future performance…
…and use of Non-GAAP financial measures
…and use of Non-GAAP financial measures
Forward-Looking Statements
The statements in this presentation that relate to guidance, future plans, business opportunities, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the Securities and Exchange
Commission, including, most recently, our Form 10-K for the year ended December 31, 2010.  Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, January 11, 2012. The
Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures described in the Company’s Form 10-K for the year ended December 31, 2010 and subsequent filings with the SEC, as applicable. Please see “Safe Harbor and Forward-Looking Information” in the Appendix to this presentation for more information.
Non-GAAP Measurement
The Company’s statements regarding its historical and projected revenues, adjusted EBITDA, and net debt are non-GAAP financial measures. Please see “Use of Non-GAAP Financial Measures” and the subsequent slides in the Appendix to this presentation for the reasons we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures.
The Company neither updates nor confirms any guidance regarding the operating results of the Company which may have been given prior to this presentation.

We are a leading supplier…
…of precision motion and laser technology
Expertise to Drive Results
Capabilities to Innovate & Grow
Positioned in Growth Segments
Global Presence and Reach

Note:  Revenue is 2011E,  based on financial guidance provided on November 10, 2011
•
Leading provider of precision laser, optical and motion control technology and semiconductor systems
•
•
Founded Founded in in 1968, 1968, headquartered headquartered in in Bedford, Bedford, MA MA - - major major presence presence in in North North
America, Europe, and Asia-Pacific
•
~$365M in revenue, approximately 1600 employees
•
Trade on NASDAQ (GSIG)
Leading Technology Franchises

Our aspirations…
…are clear and achievable
Strategic Vision
•
Focus growth efforts on building out
key platforms (organic and M&A)
•
Improve mix (growth, volatility) –
more Medical, less Semiconductor
•
Simplify footprint and infrastructure
A leading provider of precision photonic and
A leading provider of precision photonic and
motion technologies for OEM’s in demanding
motion technologies for OEM’s in demanding
markets –
markets –
delivering attractive shareholder
delivering attractive shareholder
returns through sustained profitable growth
returns through sustained profitable growth
Strategic Priorities
Strategic Priorities
•
Organic growth mid to high
single digits
•
>20% EBITDA margins
•
Long term shareholder returns
above peer average
Performance Goals
Performance Goals

We are on a journey towards our vision…
…of being a focused, world class technology company
Revenue Revenue
Growth Growth
EBITDA** EBITDA**
Value Chain Value Chain
Focus Focus
Structure Structure
Mix Mix
Growth Growth
Strategy Strategy
Performance Performance
Focus Focus
~$480M*
Low single digit
~$70M
33% systems
67% OEM
<20 distinct P&L’s
>30 sites
>50% Semi
<10% Medical
Unrelated
acquisitions
Maximize margins
Pre 2008
Pre 2008
~$365M
Mid single digit
~$65M
18% systems
72% OEM
3 focused groups
<20 sites
~31% Semi ~31% Semi
~15% Medical ~15% Medical
Build out growth
platforms via focused
R&D and bolt-on M&A
Profit growth
Current
Current
* pro forma Excel Technologies + GSI Group Inc results as reported in GSI Group Inc. 8K filed on 07/18/08
** adjusted EBITDA, non-GAAP financial metric

$500M+
High single digit
$100M+
~100% OEM
2 focused groups
<15 sites
<15% Semi
~40% Medical
Current approach
plus selective
transformative  M&A
Sustained
profitability via
revenue  growth
Vision

We have three businesses…
…with Precision Motion contributing the largest portion
Laser
Laser
Products
Products
Semiconductor
Semiconductor
Systems
Systems
Revenue Breakdown
Revenue Breakdown
Precision
Precision
Motion
Motion

Note: Percentages based on 3Q 2011 actual financials

We serve several major markets…
…with Medical targeted for growth
End Market Mix
End Market Mix
Semiconductor Semiconductor
Semiconductor
Medical Medical
Medical
Industrial Industrial
Industrial
Scientific Scientific
Scientific

Note: Percentages based on 3Q 2011 actual financials

GSI has a strong global presence…
…with significant reach into the Pacific Rim
• Strong international presence; 66% of revenue from outside U.S.
• Production sites in the U.S., U.K., Germany and China
Revenue by Geography Revenue by Geography
FY2010 FY2010
Mukilteo, WA Mukilteo, WA
Santa Clara, CA Santa Clara, CA
Oxnard, CA Oxnard, CA
Chatsworth, CA Chatsworth, CA
Bedford, MA Bedford, MA
Lexington, MA Lexington, MA
East Setauket, NY East Setauket, NY
Orlando, FL Orlando, FL
Rugby, UK Rugby, UK
Poole, UK Poole, UK
Taunton, UK Taunton, UK
Suzhou, PRC Suzhou, PRC
Shanghai, PRC Shanghai, PRC
Tokyo, Japan Tokyo, Japan
Seoul, Korea Seoul, Korea
Taipei, Taiwan Taipei, Taiwan
Malaysia Malaysia
Sri Lanka Sri Lanka
Italy Italy
France France
Darmstadt, Germany Darmstadt, Germany
Ludwigsburg, Germany Ludwigsburg, Germany
Munich, Germany Munich, Germany
India India
Global Presence
Global Presence

• Over 1000 active OEM customers
• Existing penetration in over 100
major application areas
Our capabilities…
…support our focus on OEM businesses
Our Core Competencies
Our Core Competencies
• Sub-micron location sensing
• 3-axis scanning within 1 micron
• Spindles rotating at 250,000 RPM
• Femtosecond lasers
Precision Technology
Precision Technology
High Quality Production
High Quality Production
OEM Sales Channels
OEM Sales Channels
Collaborative Design
Collaborative Design
• Designed into state-of-the-art OEM
systems in demanding applications:
- Robotic surgery
- DNA sequencing
- Disk drive track writing
• ISO 13485 certification (medical device
quality standard)
• Factories in U.S, UK and China

We have strong franchises…
…in the Precision Motion space
Precision Motion Overview
Precision Motion Overview
Brand Brand
Technology Technology
Location Location
Primary Primary
Applications Applications
Galvanometers Galvanometers
Scan Heads Scan Heads
Lexington, MA Lexington, MA
Material Material Processing Processing
Marking Marking
Ophthalmology Ophthalmology
PCB Drilling PCB Drilling
Optical Encoders Optical Encoders
Bedford, MA Bedford, MA
Robotic Surgery Robotic Surgery
DNA Sequencing DNA Sequencing
Wire Bonding Wire Bonding
Disk Drives Disk Drives
Air Bearing Spindles Air Bearing Spindles
Poole, UK Poole, UK
Suzhou, China Suzhou, China
PCB Drilling PCB Drilling
Semiconductor Semiconductor
Thermal Printers Thermal Printers
Bedford, MA Bedford, MA
Patient Monitoring Patient Monitoring
Defibrillators Defibrillators
EKG EKG
LTM* Revenue
LTM* Revenue
~$200M
~$200M
Industrial Industrial
Scientific Scientific
Semi Semi
Medical Medical
Scanners
Scanners
Encoders
Encoders
Spindles
Spindles
Recorders
Recorders

**Last Twelve Months (LTM) is defined as Q4 2010 through Q3 2011

We have a strong laser offering…
…focused on industrial and scientific markets
Laser Products Overview
Laser Products Overview
LTM Revenue
LTM Revenue
~$133M
~$133M
Industrial Industrial
Scientific Scientific
Semi Semi
Brands Brands
Range Range
Location Location
Primary Primary
Applications Applications
Sealed CO
Sealed CO
10W to 400W 10W to 400W
Mukilteo, WA Mukilteo, WA
Marking,
Engraving,
Date Coding  of
non-metals
Fiber Lasers
Fiber Lasers
50W to 1kW
Rugby, UK
Metal cutting,
welding, drilling
Specialty
Specialty
High Speed/Power
Santa Clara, CA
Scientific Research
Specialty Industrial
Systems
Systems
10W to 2kW
Orlando, FL
Ludwigsburg, Ger.
Marking
Engraving
Failure Analysis

We are investing for growth…
…in several attractive platforms
Attractive Growth Platforms
Attractive Growth Platforms
•
Beam delivery for lasers – market growth ~8%
•
Leverage our #1 position in Galvanometers to
enter Scan Head market (modules)
•
Double addressable market up to ~$200M
•
ASP goes from ~$750 to ~$2500
•
~$25M revenue opportunity by 2015
Scanning Solutions Scanning Solutions
•
~$600M market growing ~20%
•
Our range:  50W to 1kW, multi kW in R&D
•
Leverage our large historical installed base to
convert long-time customers to fiber
•
Expanded production capacity
•
New applications centers in U.S. and China
•
~$25M revenue opportunity by 2015
Fiber Lasers Fiber Lasers
•
~$50M business today, growing 20%+
•
Numerous design wins with leading OEM’s
•
Key Applications:  Robotic Surgery, DNA Sequencing, OCT,
Patient Monitoring, Defibrillation, EKG, Dermatology
•
Expansion into adjacent technologies & customer platforms
Medical Components Medical Components

Source:  Strategies Unlimited, Management Estimates

Overall market conditions…
…suggest challenging Q1 with moderate full-year growth
Market Outlook
Market Outlook
• • Solid growth in U.S. Solid growth in U.S.
• • New technologies create opportunities New technologies create opportunities
- - Robotics Robotics
- - Next Gen. DNA sequencing Next Gen. DNA sequencing
• • Europe potentially sluggish Europe potentially sluggish
• Significant Q4/Q1 downturn of > 30%
• Major customers reporting “bottoming
out” has occurred
• Expect weak Q1 with recovery Q2 and
beyond
• • Continued sluggish recovery Continued sluggish recovery
• • Technology platforms create share Technology platforms create share opportunities (fiber lasers, scan heads) opportunities (fiber lasers, scan heads)
• • Mature technologies seeing faster Mature technologies seeing faster declines (e.g. lamp pumped YAG) declines (e.g. lamp pumped YAG)
• • China is a question mark China is a question mark
• • Government fiscal pressures keep Government fiscal pressures keep overall growth flat overall growth flat
• • Large program opportunities exist but Large program opportunities exist but are binary are binary
Industrial
Industrial
Semiconductor
Semiconductor
Scientific
Scientific
Medical
Medical

Financial Overview Financial Overview 14

Solid revenue growth driven by economic recovery…
…with a strategy to drive high-single digit growth
$254M $384M n/a n/a
US GAAP US GAAP
Revenues Revenues
($30.4M) ($45.7M) n/a n/a
Semiconductor
Adjustments*
*  2009 and 2010 (in graph) exclude revenues Company recognized in its Semiconductor Systems segment that had been deferred from orders placed by customers prior to 2009. See SEC filing for further info.  See Non-GAAP reconciliation in appendix herein.
**  2011E and 2012E are based on financial guidance provided on November 10, 2011
Adj. Revenue:
Adj. Revenue:

Business continues to generate solid profitability…
…with a roadmap to continued double-digit growth
$23.4M $74.7M n/a n/a
EBITDA*** EBITDA***
($16.5M)                    ($20.0M) n/a n/a
Semiconductor
Adjustments*
*  2009 and 2010 (in graph) exclude revenues and cost of revenues the Company recognized in its Semiconductor Systems segment that had been deferred from orders placed by customers prior to 2009. See SEC filing for further info.
** 2011E and 2012E are based on financial guidance provided on November 10, 2011
*** Includes income associated with Semiconductor Systems Segment revenue that had been deferred from orders placed by customers prior to 2009
Adjusted EBITDA:
Adjusted EBITDA:

Demonstrated history of strong cash generation…
…on an accelerated path to a net cash position
$63.3M $56.8M $50.7M
Total Cash & Total Cash &
Cash Equivalent Cash Equivalent
($146.7M) ($50.8M) ($22.5M)
Net Debt*
Leverage Ratios*
Total Debt / Adjusted EBITDA 30.3x 2.0x 1.4x
Total Debt / Equity 249% 60% 35%
Gross Debt:
Gross Debt:
* Non-GAAP financial measure

•
•
Strengthen our strategic position
Strengthen our strategic position
•
•
Enhance our customer offering
Enhance our customer offering
•
•
Strong growth prospects
Strong growth prospects
•
•
Innovation driven
Innovation driven
•
•
Create shareholder value above
Create shareholder value above
the alternatives
the alternatives
Our strategy for Capital Deployment…
Maximize Return on Capital
through Internal Investments and
Complementary Acquisitions
Acquisition Criteria:
Acquisition Criteria:
•
•
Complementary technologies to
Complementary technologies to
existing business lines
existing business lines
•
•
Photonic components &
Photonic components &
associated technologies
associated technologies
•
•
Medical components to OEM
Medical components to OEM
manufacturers
manufacturers
Acquisition Focus:
Acquisition Focus:
…focuses on high returning, manageable investments

We are establishing a continuous improvement culture…
…through formalized productivity programs / initiatives
Current
Current
12 x 12 Integration and Realignment Program
Target: Up to $5 million in annualized cost
savings, with a goal of eliminating up to 12 facilities
Future
Future
Operational Excellence
Target: Consistent margin expansion
Continuous Improvement Culture
Continuous Improvement Culture

We have clear focus…
…for success in 2012
Key Priorities for 2012
Key Priorities for 2012
•
•
Execute on 12 X 12 plan
Execute on 12 X 12 plan
•
•
Build momentum on Growth Platforms
Build momentum on Growth Platforms
•
•
Build pipeline of bolt-on acquisitions
Build pipeline of bolt-on acquisitions
•
•
Finalize Strategic Review process
Finalize Strategic Review process
•
•
Build on our core competencies
Build on our core competencies
•
•
Engage with investment community
Engage with investment community

•
•
Experienced
Experienced
new
new
management
management
team
team
with
with
demonstrated
demonstrated
track
track
record
record
of
of
value
value
creation
creation
(GE,
(GE,
Honeywell,
Honeywell,
PerkinElmer,
PerkinElmer,
IBM,
IBM,
Millipore,
Millipore,
Analog
Analog
Devices,
Devices,
Boston
Boston
Scientific,
Scientific,
McKinsey,
McKinsey,
Bain)
Bain)
•
•
Unique technology
Unique technology
position with
position with
capability in both lasers and related
capability in both lasers and related
precision photonic technologies
precision photonic technologies
•
•
Positioned in attractive applications
Positioned in attractive applications
with untapped growth
with untapped growth
potential
potential
•
•
Global
Global
presence with strong positions
presence with strong positions
in growing markets in Asia
in growing markets in Asia
•
•
Strong
Strong
balance
balance
sheet
sheet
with
with
significant
significant
cash
cash
generation
generation
capability
capability
•
•
Low profile stock with reasonable
Low profile stock with reasonable
entry multiple
entry multiple
GSIG offers a distinctive opportunity…
…for shareholder value creation
An Attractive Investment
An Attractive Investment

Questions Questions? Thank you for your Thank you for your interest in GSI interest in GSI ***** 22

Appendix Appendix 23

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are
based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,”
“estimate,” “plan,” and other similar expressions. These forward-looking statements include, but are not limited to, statements related to: market outlooks; the expected growth in the Company’s revenues and profits; the expected timing, scope and benefits of the 12x12 Program; the Company’s expected future financial results; the Company’s expected growth, revenue opportunities, financial results, structure and end-market mix; the Company’s optimism regarding its prospects for the future; and other statements that are not historical facts.
These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements, including, but not limited to, the following: our failure to develop, implement and maintain appropriate internal controls; changes in our management on our relationships with key employees, suppliers and customers; economic and political conditions; our dependence on our customers’ capital expenditures; our ability to respond to fluctuations in product demand; the need to continually innovate; the effects of delays in delivery of new products; our reliance upon third party distribution channels; our failure to meet or exceed the expectations of securities analysts or investors; timing of customer orders; changes in interest rates, credit ratings or foreign currency rates; risks associated with our operations in foreign countries; our increased use of outsourcing in foreign countries; any failure to comply with local customs regulations; our history of operating losses; our exposure to the credit risk of some of our customers; violations of our intellectual property rights; our ability to protect our intellectual property and successfully defend against claims of infringement by third parties; the competitive nature of our industries; our failure to achieve anticipated benefits from acquisitions or divestitures; our failure to successfully complete restructuring or reorganization of our businesses; our inability to retain our key personnel; our ongoing assessment of our operating structure; the expected consolidation of some of our operations;
product defects or problems with integrating our products with other vendors’ products; disruptions in the supply of or defects in raw materials, certain key components and other goods from our suppliers; changes in governmental regulation; a significant disruption in our information technology systems or failure to implement new systems and software successfully; failure to realize the full value of our intangible assets; need to make additional tax payments and/or recalculate certain of our tax attributes; limits on our ability to utilize our net operating loss carry-forwards and other tax attributes; fluctuations in our effective tax rates; the potential to be subject to U.S. federal income taxation even though the Company is a non-U.S. corporation; the potential to be subject to the AMT for U.S. federal income tax purposes; our limited ability to carry back certain losses for U.S. federal income tax purposes; our need for additional capital; the volatility of the market for our common shares; our ability to generate cash; our access to the cash flow and other assets of our subsidiaries; the substantial control of our significant shareholders over our outstanding common shares; provisions of our articles of incorporation that may delay or prevent a change in control of our Company; our substantial debt; our intention not to pay dividends in the near future; our potential inability to timely file certain periodic reports with the Securities and Exchange Commission and Canadian Securities Administration; or our failure to file a registration statement relating to securities issued under our 2006 Equity Incentive Plan.
Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and in the Company’s subsequent filings with the SEC made prior to or after the date hereof. Such statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.
Safe Harbor and Forward Looking Information

GSI Group Reconciliation of GAAP to Non-GAAP Financials and other Financial Information
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including non-GAAP revenues, adjusted EBITDA, and net debt. Non-GAAP adjustments include: net interest expense, income taxes, depreciation and amortization, Semiconductor Systems revenues and cost of sales adjustments that had been deferred from customer orders shipped prior to 2009, but had not been recognized in the period in which the orders were shipped due to previously undelivered elements or unresolved commitments; share-based compensation; impairment of intangibles; restructuring and restatement costs; pre-petition and post-emergence professional fees; reorganization costs, earnings from equity method investments, loss on discontinued operations, and other non-recurring items.  Net debt is defined as total debt less cash and cash equivalents.
Management believes non-GAAP financial measures provide meaningful supplemental information regarding the Company’s operating results because it excludes amounts that management does not consider part of operating results when assessing and measuring the operational and financial performance of the Company. Management believes non-GAAP measures allow a useful alternative for viewing operating trends and performing analytical comparisons.
Accordingly, the Company believes non-GAAP measures provide greater transparency and insight into management’s method of analysis. While management believes  non-GAAP financial measures provide useful information, these are not measures under U.S. GAAP, and therefore, should not be considered in isolation from, or as a substitute for, GAAP financial measures such as income from operations or net income.
Non-GAAP financial measures are also used by our management to evaluate our operating performance, communicate our financial results to our Board of
Directors, benchmark our operating results against our historical performance and the performance of our peers, evaluate investment opportunities including acquisitions and divestitures, and determine the bonus payments for senior management and other employees.
Use of Non-GAAP Financial Measures

GSI Group, Inc. GSI Group, Inc.
Non-GAAP Revenue
(in thousands of dollars) (in thousands of dollars)
2010 2010 2009 2009
GAAP revenue GAAP revenue $ 383,516 $ 383,516 $ 254,388 $ 254,388
Semiconductor revenue adjustments (a) Semiconductor revenue adjustments (a) (45,722) (45,722) (30,364) (30,364)
Non-GAAP revenue $ 337,794 $ 337,794 $ 224,024 $ 224,024
(a) (a) The excluded items from revenues include revenues that had been deferred from customer orders shipped prior to 2009, but had not been recognized in the period shipped prior to 2009, but had not been recognized in the period in which the orders were shipped in which the orders were shipped due to previously undelivered elements or unresolved commitments.
Non-GAAP Revenue Reconciliation

YTD2011 FY2010 FY2009
Net Income / (loss) attributable to GSI Group Inc. 25,118 $      (687) $          (71,330) $
Interest expense, net 10,298 19,821 27,457
Income tax provision (benefit) 4,012 10,739 (773)
Depreciation and amortization 11,463 15,652 17,330
EBITDA (a)
50,891 $      45,525 $      (27,316) $
Semiconductor revenue adjustments (b) (456) (45,722) $     (30,364) $
Semiconductor cost of sales adjustments (b) 191 25,768 13,917
Share-based compensation 2,518 1,871 2,052
Impairment of intangible assets - - 1,045
Restructuring, restatement and other nonrecurring costs (c) 136 2,592 16,291
Pre-petition and post-emergence professional fees (d) 296 727 6,966
Other expense (income), net (e) (1,016) (2,168) 610
Reorganization items (f) - 26,156 23,606
Loss on discontinued operations, net of tax - - 132
Adjusted EBITDA 52,560 $      54,749 $      6,939 $
(in thousands of dollars)
Non-GAAP EBITDA Reconciliation
$

Note: Year-to-Date (YTD) is defined as Q1 2011 through Q3 2011 actual reported results
(a) (a) The Company defines EBITDA, a non-GAAP financial measure, as the net income / (loss) attributable to GSI Group Inc. before deducting net interest expense, income taxes, depreciation and amortization.
(b) (b) Semiconductor revenue adjustments and cost of sales adjustments include revenues and cost of sales that had been deferred from customer orders shipped prior to
2009, but had not been recognized in the period in which the orders were shipped due to previously undelivered elements or unresolved commitments.
(c) (c) Restructuring, restatement and other related costs primarily consist of fees related to third parties for services performed in connection with the review and investigation of revenue transactions examined and the restatement of the Company’s 2004 through 2008 financial statements
(d) (d) Pre-petition professional fees incurred during 2009 prior to the bankruptcy, consist primarily of costs for legal and financial advisors to assist in the analysis of debt alternatives, as well as other related costs.  Post-emergence professional fees represent professional fees incurred subsequent to emergence from bankruptcy to finalize the bankruptcy process.
(e) (e) Other items excluded represent foreign exchange transaction gains (losses), gains on the sale of auction rate securities, and earnings on equity method investments.
(f) (f) Reorganization items represent amounts recorded in the consolidated financial statements as a result of the bankruptcy proceedings.

Net Debt & Leverage Ratios
Net Debt and Leverage Ratios Net Debt and Leverage Ratios
(in thousands of dollars, except ratio information) (in thousands of dollars, except ratio information)
YTD2011 YTD2011 FY2010 FY2010 FY2009 FY2009
Debt Debt ($73,107) ($73,107) ($107,575) ($107,575) ($210,000) ($210,000)
Less: cash and cash equivalents Less: cash and cash equivalents 50,655 50,655 56,781 56,781 63,328 63,328
Net debt (a) Net debt (a) ($22,452) ($22,452) ($50,794) ($50,794) ($146,672) ($146,672)
Total Debt Total Debt ($73,107) ($73,107) ($107,575) ($107,575) ($210,000) ($210,000)
Total Adjusted EBITDA Total Adjusted EBITDA $52,560 $52,560 $54,749 $54,749 $6,939 $6,939
Total Debt/Adjusted EBITDA Total Debt/Adjusted EBITDA 1.4 1.4 2.0 2.0 30.3 30.3
Total Equity Total Equity $207,924 $207,924 $178,678 $178,678 $84,311 $84,311
Total Debt/Total Equity Total Debt/Total Equity 35% 35% 60% 60% 249% 249%
(a) (a) Net debt is defined as total debt less cash and cash equivalents.
(b) (b) Adjusted EBITDA is defined as the net income / (loss) attributable to GSI Group Inc. before deducting net interest expense, income taxes, depreciation and amortization, Semiconductor Systems revenues and cost of sales adjustments, share-based compensation, impairment of intangibles, restructuring and restatement costs, pre-petition and post-emergence professional fees, reorganization costs, foreign exchange gains
(losses), earnings on equity method investments, and loss on discontinued operations.

Note: Year-to-Date (YTD) is defined as Q1 2011 through Q3 2011 actual reported results